[LEONETTI BALANCED FUND LOGO]



                             LEONETTI BALANCED FUND










                               SEMI-ANNUAL REPORT

                                DECEMBER 31, 1998

                                                                   January, 1999

Dear Shareholder:

The Leonetti  Balanced Fund finished a volatile market year with a solid gain of
27.52 percent at December 31,1998. The Lipper Balanced Fund Index gained 15.09 percent for the same period. Your Fund's return exceeded the Lipper Balanced Fund Index, a widely-followed mutual fund benchmark, by 12.43 percent. This outstanding performance placed the Leonetti Balanced Fund ninth out of 409 balanced mutual funds followed by Lipper Analytical Services during 1998. The assets of the Fund crossed the $19 million level at year-end.*

The stock market exhibited an amazing display of strength in the fourth quarter of the year, sending stocks soaring from their October 8th lows. As fear gripped the market, the large capitalization stocks that had led the market higher earlier in the year caught fire and rocketed many of the indices to new highs. Technology and telecommunication stocks led the rally, but no group could keep up with the frenzied pace of the internet stocks. Substantial gains were realized by stocks that had any relation to the internet.

The low-inflation, slow-growth economy gave the Federal Reserve the chance to cut interest rates twice, with the second rate cut coming as a surprise to the market. This second rate cut was the fuel for the sharp stock market rise. The interest rate action was taken by the Federal Reserve to help the economy from slipping into a recession. It appears the rate cut was very timely and averted much of the damage that the financial markets had been worrying would occur.

Your Fund's ten largest holdings as of December 31, 1998 were IBM Corp., America Online, Lucent Technologies, Cisco Systems, McDonald's Corp., General Electric, Microsoft Corp., Tribune Co., Intel Corp. and Comcast Corp.

As we look at 1999, once again we are far more positive on the markets than most. As cash continues to flow into this liquidity-driven market, we expect the stock market will move much higher. In our view, the Dow Industrials could reach 11,200 and possibly 11,500 during the year. We see interest rates continuing to decline for the first half of the year with a good chance of reaching the 4-to-4 1/4 percent level on the long bond.

Entering the last year in this century, the stock market should continue to climb the wall of worry, pushing aside impeachment-related news, millennium fears and international worries. We welcome our new shareholders and thank all of you for being investors in the Leonetti Balanced Fund.

Cordially,

LEONETTI & ASSOCIATES, INC.

*The average annual total return from inception on August 1, 1995 through December 31, 1998 was 17.70%. Past performance does not guarantee future results. Share value and returns fluctuate and you may have a gain or loss when you sell your shares. Performance results for the Leonetti Balanced Fund and the Lipper Balanced Index include reinvested dividends, interest and other earnings.

                             LEONETTI BALANCED FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
Shares  COMMON STOCKS: 69.0%                                        Market Value
--------------------------------------------------------------------------------
        BANKS: 2.6%
5,208   Commerce Bancshares, Inc....................................  $  221,340
4,000   Mellon Bank Corp............................................     275,000
                                                                      ----------
                                                                         496,340
                                                                      ----------
        COMMUNICATION - EQUIPMENT: 8.0%
11,184  Lucent Technologies, Inc....................................   1,230,240
6,000   Qwest Communications International, Inc.*...................     300,000
                                                                      ----------
                                                                       1,530,240
                                                                      ----------
        COMPUTER - HARDWARE: 9.9%
10,000  Compaq Computer Corp........................................     419,375
8,000   International Business Machines Corp........................   1,478,000
                                                                      ----------
                                                                       1,897,375
                                                                      ----------
        COMPUTER - MEMORY DEVICES: 1.2%
8,000   SMART Modular Technologies, Inc.*...........................     222,000
                                                                      ----------
        COMPUTER - NETWORK: 5.5%
11,250  Cisco Systems, Inc.*........................................   1,044,141
                                                                      ----------
        COMPUTER - ONLINE SERVICES: 6.7%
8,000   America Online, Inc.*.......................................   1,280,000
                                                                      ----------
        COMPUTER - SOFTWARE: 2.9%
4,000   Microsoft Corp.*............................................     554,750
                                                                      ----------
        CONSUMER - HOUSEHOLD PRODUCTS: 2.4%
5,000   Procter & Gamble Company....................................     456,563
                                                                      ----------
        DIVERSIFIED OPERATIONS: 5.6%
6,000   General Electric Company....................................     612,375
6,000   Tyco International, Ltd.....................................     452,625
                                                                      ----------
                                                                       1,065,000
                                                                      ----------
        ELECTRONICS - SEMICONDUCTORS: 4.1%
5,000   Altera Corp.*...............................................     304,375
4,000   Intel Corp..................................................     474,250
                                                                      ----------
                                                                         778,625
                                                                      ----------

                             LEONETTI BALANCED FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
        MANUFACTURING - LARGE APPLIANCES: 1.3%
4,000   Maytag Corp................................................  $   249,000
                                                                     -----------
        MEDIA - NEWSPAPERS: 2.8%
8,000   Tribune Company............................................      528,000
                                                                     -----------
        MEDICAL - PHARMACEUTICALS: 3.5%
3,000   Pfizer, Inc................................................      376,312
4,000   Warner-Lambert Company.....................................      300,750
                                                                     -----------
                                                                         677,062
                                                                     -----------
        OIL: 2.3%
6,000   Exxon Corp.................................................      438,750
                                                                     -----------
        PROPERTY/CASUALTY/TITLE INSURANCE: 1.2%
5,000   Chicago Title Corp.*.......................................      234,687
                                                                     -----------
        RETAIL - RESTAURANTS: 3.2%
8,000   McDonald's Corp............................................      613,000
                                                                     -----------
        RETAIL - SUPERMARKETS: 1.6%
5,000   Kroger Company*............................................      302,500
                                                                     -----------
        TELECOMMUNICATION SERVICES: 1.8%
4,000   Sprint Corp................................................      336,500
                                                                     -----------
        TELEVISION - CABLE: 2.4%
8,000   Comcast Corp., Class A*....................................      469,500
                                                                     -----------
        Total Common Stocks (cost $7,687,253)......................   13,174,033
                                                                     -----------

                             LEONETTI BALANCED FUND

--------------------------------------------------------------------------------
Principal Amount   U.S. GOVERNMENT OBLIGATIONS: 28.1%               Market Value
--------------------------------------------------------------------------------
$  500,000         U.S. Treasury Bill, 4.460%, due 7/22/1999........ $   487,548
   400,000         U.S. Treasury Note, 5.875%, due 1/31/1999........     400,375
   300,000         U.S. Treasury Note, 5.000%, due 2/15/1999........     300,188
   350,000         U.S. Treasury Note, 6.000%, due 10/15/1999.......     353,719
   900,000         U.S. Treasury Note, 5.375%, due 1/31/2000........     907,313
   400,000         U.S. Treasury Note, 5.875%, due 2/15/2000........     405,250
   800,000         U.S. Treasury Note, 5.500%, due 2/29/2000........     807,750
   400,000         U.S. Treasury Note, 6.125%, due 7/31/2000........     408,875
   800,000         U.S. Treasury Note, 4.500%, due 9/30/2000........     798,750
   500,000         U.S. Treasury Note, 5.250%, due 1/31/2001........     506,407
                                                                     -----------

                     Total U.S. Government Obligations
                      (cost $5,335,308).............................   5,376,175
                                                                     -----------

                     REPURCHASE AGREEMENT: 2.6%
--------------------------------------------------------------------------------
   499,000           Star Bank Repurchase Agreement, 3.50%, dated
                     12/31/1998, due 1/4/1999, collateralized by
                     $515,000 GNMA, 7.00%, due 3/20/2024
                     (proceeds $499,194) (cost $499,000)............     499,000
                                                                     -----------

                     Total Investment in Securities
                     (cost $13,521,561+): 99.7%.....................  19,049,208
                     Other Assets less Liabilities: 0.3%............      55,843
                                                                     -----------
                     TOTAL NET ASSETS: 100.0% ...................... $19,105,051
                                                                     ===========

* Non-income producing.

+ At December 31, 1998,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation................. $ 5,558,612
                     Gross unrealized depreciation.................     (30,965)
                                                                    ------------
                              Net unrealized appreciation.......... $ 5,527,647
                                                                    ============

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $13,521,561) ........   $19,049,208
  Cash ..........................................................            29
  Receivables:
    Fund shares sold ............................................        45,434
    Dividends and interest ......................................        97,058
  Other assets ..................................................         9,272
                                                                    -----------
              Total assets ......................................    19,201,001
                                                                    -----------

LIABILITIES
  Payables:
    Advisory fees ...............................................        15,002
    Administration fee ..........................................         2,550
    Securities purchased ........................................        70,686
  Accrued expenses ..............................................         7,712
                                                                    -----------
              Total liabilities .................................        95,950
                                                                    -----------


NET ASSETS ......................................................   $19,105,051
                                                                    ===========

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($19,105,051/1,287,472 shares outstanding;
    unlimited number of shares authorized without par value) ....   $     14.84
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................   $14,204,975
  Undistributed net investment income ...........................         3,553
  Accumulated net realized loss on investments ..................      (631,124)
  Net unrealized appreciation on investments ....................     5,527,647
                                                                    -----------
        Net assets ..............................................   $19,105,051
                                                                    ===========

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Interest ..................................................      $  139,999
    Dividends .................................................          41,342
    Other .....................................................           2,222
                                                                     ----------
          Total income ........................................         183,563
                                                                     ----------
  Expenses
    Advisory fees .............................................          80,173
    Administration fee ........................................          15,123
    Fund accounting fees ......................................          10,331
    Registration fees .........................................          10,081
    Audit fee .................................................           7,720
    Transfer agent fees .......................................           7,009
    Custody fees ..............................................           5,444
    Amortization of deferred organization costs ...............           3,025
    Legal fees ................................................           2,792
    Trustee fees ..............................................           2,017
    Reports to shareholders ...................................           1,617
    Miscellaneous .............................................           1,587
    Insurance .................................................             364
                                                                     ----------
          Total expenses ......................................         147,283
                                                                     ----------
                NET INVESTMENT INCOME .........................          36,280
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss from security transactions ................        (666,413)
  Net change in unrealized appreciation on investments ........       2,812,924
                                                                     ----------
        Net realized and unrealized gain on investments .......       2,146,511
                                                                     ----------

              NET INCREASE IN NET ASSETS RESULTING
               FROM OPERATIONS ................................      $2,182,791
                                                                     ==========

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  Six Months            Year
                                                    Ended              Ended
                                              December 31, 1998#   June 30, 1998
                                              ------------------   -------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
 Net investment income .......................  $    36,280         $    51,772
 Net realized (loss) gain from security
  transactions ...............................     (666,413)          1,694,629
 Net change in unrealized appreciation
  on investments .............................    2,812,924           1,050,874
                                                -----------         -----------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS........................    2,182,791           2,797,275
                                                -----------         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income .......................      (59,295)            (30,287)
 Net realized gain on investments ............   (1,019,875)           (973,796)
                                                -----------         -----------
     TOTAL DIVIDENDS AND DISTRIBUTIONS TO
       SHAREHOLDERS ..........................   (1,079,170)         (1,004,083)
                                                -----------         -----------

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets derived from
  net change in outstanding shares(a).........    2,504,345           2,420,672
                                                -----------         -----------
     TOTAL INCREASE IN NET ASSETS ............    3,607,966           4,213,864

NET ASSETS
      Beginning of period ....................   15,497,085          11,283,221
                                                -----------         -----------
END OF PERIOD ................................  $19,105,051         $15,497,085
                                                ===========         ===========


(a) A summary of capital shares transactions is as follows:

                                     Six Months Ended           Year Ended
                                    December 31, 1998#        June 30, 1998
                                  ---------------------   ---------------------
                                  Shares        Value      Shares      Value
                                  -------    ----------   --------   ----------
Shares sold ....................  147,904    $2,035,672    218,573   $2,894,591
Shares issued in reinvestment
 of distributions...............   78,386     1,074,676     81,718      994,509
Shares redeemed.................  (43,799)     (606,003)  (112,150)  (1,468,428)
                                  -------    ----------    -------   ----------
Net increase....................  182,491    $2,504,345    188,141   $2,420,672
                                  =======    ==========    =======   ==========

# Unaudited.

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------
                                         Six Months        Year Ended June 30,   August 1, 1995*
                                           Ended           -------------------     through
                                     December 31, 1998#     1998         1997    June 30, 1996
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $14.02          $12.31      $ 10.80      $10.00
                                           ------          ------      -------      ------

Income from investment operations:
 Net investment income ................      0.03            0.05         0.06        0.09
 Net realized and unrealized
  gain on investments .................      1.70            2.75         1.54        0.76
                                           ------          ------      -------      ------
Total from investment operations ......      1.73            2.80         1.60        0.85
                                           ------          ------      -------      ------

Less distributions:
 From net investment income ...........     (0.05)          (0.03)       (0.09)      (0.05)
 From net capital gains ...............     (0.86)          (1.06)         -0-         -0-
                                           ------          ------      -------      ------
Total distributions ...................     (0.91)          (1.09)       (0.09)      (0.05)
                                           ------          ------      -------      ------

Net asset value, end of period ........    $14.84          $14.02      $ 12.31      $10.80
                                           ======          ======      =======      ======


Total return ..........................     12.87%          24.10%       14.91%       8.46%


Ratios/supplemental data:
Net assets, end of period (millions) ..    $19.1           $15.5       $ 11.3       $10.1

Ratio of expenses to average net assets      1.83%+          1.99%        2.29%       2.26%+
Ratio of net investment income to
 average net assets ...................      0.45%+          0.40%        0.47%       1.02%+


Portfolio turnover rate ...............     35.23%          89.51%      119.75%      42.16%

* Commencement of operations.

+ Annualized.

# Unaudited.

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

      The Leonetti Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on August 1, 1995. The investment objective of the Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in equity securities and high-quality fixed-income obligations.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange, or included in the NASDAQ National Market System, are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values, as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

               U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. DEFERRED ORGANIZATION COSTS. The Fund has incurred expenses of $30,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                             LEONETTI BALANCED FUND

--------------------------------------------------------------------------------
NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the six months ended December 31, 1998, Leonetti & Associates, Inc. (the "Adviser") provided the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended December 31, 1998, the Fund incurred $80,173 in advisory fees.

      The Fund is responsible for its own operating expenses. The Adviser may reduce its fees or make reimbursement to the Fund at any time in order to reduce the Fund's expenses. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any expense limitations then in effect.

      Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million             $30,000
      $15 to $50 million            0.20% of average daily net assets
      $50 to $100 million           0.15% of average daily net assets
      $100 to $150 million          0.10% of average daily net assets
      Over $150 million             0.05% of average daily net assets


      For the six months ended December 31, 1998, the Fund incurred $15,123 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the six months ended December 31, 1998, were $6,826,580 and $5,609,457, respectively.

      For the six months ended December 31, 1998, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $808,516 and $0, respectively.

                                     ADVISER
                           Leonetti & Associates, Inc.
                         1130 Lake Cook Road, Suite 300
                          Buffalo Grove, Illinois 60089
                                 (847) 520-0999

                                       +

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                       +

                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                       +

                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132
                                 (800) 282-2340

                                       +

                                    AUDITORS
                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                                       +

                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.